UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 19, 2009

Ener1, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	001-34050	59-2479377
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1540 Broadway, Suite 25C, New York, New York		10036
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	212 920-3500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

On August 18, 2009, the Audit Committee of the Board of Directors of Ener1, Inc. (the "Registrant") dismissed Malone & Bailey, PC ("M&B"), its independent registered public accounting firm. None of the reports of M&B on the Registrant’s financial statements for either of the past two years contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Registrant’s two most recent fiscal years and through August 18, 2009, there were no disagreements with M&B, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to M&B’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the Registrant’s financial statements. During the fiscal years ended December 31, 2007 and 2008 and during the interim period ending August 18, 2009, there were no "reportable events" as described in Item 304(a)(1)(v) of Regulation S-K.

We have provided M&B with a copy of the disclosures we are making in this Form 8-K and requested that M&B furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. This letter is attached as an exhibit to this Form 8-K.

On August 18, 2009, the Audit Committee of the Board of Directors of the Registrant approved the appointment of PricewaterhouseCoopers, LLP ("PwC") as the Registrant’s independent registered public accounting firm. Prior to August 18, 2009, neither the Registrant nor anyone on the Registrant’s behalf consulted with PwC regarding either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements, nor has PwC provided to the Registrant a written report or oral advice that was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue, or any matter that was the subject of disagreement or a reportable event set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

The following exhibit is included as part of this report:

16.1 Letter from Malone & Bailey PC dated August 19, 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ener1, Inc.

August 19, 2009	By:	/s/ Gerard A. Herlihy

Name: Gerard A. Herlihy
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

16.1	Letter from Malone & Bailey PC dated August 19, 2009